UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq. NGAM Distribution, L.P. 399 Boylston Street Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2011

Gateway Fund

TABLE OF CONTENTS

Management Discussion and Investment Results page 1

Portfolio of Investments page 7

Financial Statements page 17

GATEWAY FUND

Management Discussion

Managers:

Michael T. Buckius, CFA

J. Patrick Rogers, CFA

Paul R. Stewart, CFA

Gateway Investment

Advisers, LLC

Objective:

The fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Strategy:

Invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options.

Inception Date:

December 7, 1977*

Symbols:

Class A	GATEX
Class C	GTECX
Class Y	GTEYX

* As of the close of business on February 15 , 2008, the Fund acquired the assets and liabilities of Gateway Fund (the “Predecessor Fund”), a series of The Gateway Trust, an Ohio business trust. The Fund is the successor to the Predecessor Fund.

Market Conditions

Throughout 2011, U. S. equity markets experienced above-average volatility, stimulated by a wide range of domestic and global challenges. The S&P 500 Index continued its 2010 rally, peaking at 9.06% through April 30, 2011. However, economic risk factors, including a stubborn lack of progress in domestic employment and housing, sent stocks downward in the spring. The effects of global economic risks were increased by the strengthening of cross-correlations among asset classes and geographic sectors.

The year’s two strong stock market rallies were aided by the aggressive pursuit of two U.S. Federal Reserve Board liquidity infusion programs — “Quantitative Easing 2” in the first half of the year and “Operation Twist” in the latter part of the year. These liquidity infusions helped offset the effects of massive private deleveraging. Fiscal policy, however, remained at a stalemate. Following a late-July standoff on the federal debt ceiling and a downgrade of U. S. Treasury debt by Standard & Poor’s in August, the S&P 500 Index dropped sharply in the third quarter before recovering.

In line with uncertainty underlying the 2011 performance of the S&P 500 Index, the Chicago Board Options Exchange Volatility Index (the “VIX”) climbed during the year. From the beginning of the year through July 31, 2011, the VIX averaged 18.21. From August 1 through December 31, 2011, it averaged 32.33. Owing to the presence of global uncertainty and the residual memory of two significant bear markets over the last ten years, investors weighed the impact of downside risk as well.

Performance Results

For the twelve months ended December 31, 2011, the Class A shares of the Gateway Fund returned 2.99%. The fund outperformed the S&P 500 Index for the year, which returned 2.11%. The fund’s return was achieved with a significantly lower level of volatility.

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Explanation of Fund Performance

During the first half of 2011, the fund’s management team focused on being opportunistic in accruing call premium and maintaining reasonably-priced put protection in the face of increased hedging costs. In the first quarter, the market rally and normal premium levels resulted in a return of 2.46% for the Class A shares of the Gateway Fund versus 5.92% for the S&P 500 Index. In the second quarter, the fund nearly matched the muted S&P 500 Index return, albeit with less volatility.

During the last six months of 2011, call premiums benefited from an elevated level of volatility and a return to more normal hedging costs so that index put options were a more effective hedging tool. A significant S&P 500 Index decline in early August, which occurred near the impasse over the U. S. debt ceiling and downgrade of U. S. Treasury debt by Standard & Poor’s, provided the management team an opportunity to earn profits by liquidating index put options, thus adding to the cash flow earned from call contracts. The S&P 500 Index declined 13.87% in the third quarter compared to a decline of 4.81% for the Class A shares of the Gateway Fund. The fourth quarter saw the S&P 500 Index increase 11.82% while the Class A shares of the Gateway Fund posted an increase of 5.49%.

Outlook

Despite a year-end market rally, numerous challenges remain with the potential to create significant economic consequences. European debt woes, persistent unemployment, continuing deleveraging in the United States, North Africa and Middle East political turmoil and slowing expansion in emerging markets restrain prospects for growth. Additionally, little progress in fiscal U. S. leadership is expected until after the 2012 elections.

Despite the risks to the downside, capital markets have demonstrated resilience in the past. On balance, the persistence of low interest rates and a strengthening of corporate financials may well form the basis for economic recovery and market advance. Opportunities in emerging markets, where uncertainty abounds, may nevertheless provide opportunity for growth to supplement returns earned in developed markets. Yet a climate favoring grudging market advances with numerous risks to the downside emphasizes the ongoing value in the Gateway Fund’s low-volatility equity approach. Having overcome a difficult market environment in 2011, the fund enters 2012 vigilant against downside risk and poised to benefit from higher levels of option premium associated with greater market volatility.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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GATEWAY FUND

Investment Results through December 31, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares1,6

December 31, 2001 through December 31, 2011

Average Annual Total Returns — December 31, 20116

	1 Year	5 Years	10 Years

Class A (Inception 12/07/1977)[1]
NAV	2.99%	1.34%	3.42%
With 5.75% Maximum Sales Charge	-2.93	0.15	2.81

Class C (Inception 2/19/2008)[1]
NAV	2.21	0.59	2.63
With CDSC[2]	1.21	0.59	2.63

Class Y (Inception 2/19/2008)[1]
NAV	3.20	1.53	3.51

Comparative Performance
S&P 500 Index[3]	2.11	-0.25	2.92
Barclays Capital U.S. Aggregate Bond Index[4]	7.84	6.50	5.78
Morningstar Long-Short Equity Fund Avg.[5]	-2.81	-0.22	4.56

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 12/31/11
Common Stocks	99.0
Preferred Stocks	0.0
Purchased Options	0.4
Written Options	(4.8)
Short-Term Investments and Other	5.4

Ten Largest Holdings	% of Net Assets as of 12/31/11
ExxonMobil Corp.	3.8
Apple, Inc.	3.4
Chevron Corp.	2.3
Pfizer, Inc.	2.1
AT&T, Inc.	2.1
Microsoft Corp.	2.1
International Business Machines Corp.	1.9
General Electric Co.	1.7
Google, Inc., Class A	1.7
Wells Fargo & Co.	1.7

Five Largest Industries	% of Net Assets as of 12/31/11
Oil, Gas & Consumable Fuels	9.7
Pharmaceuticals	6.8
IT Services	4.2
Computers & Peripherals	4.1
Diversified Telecommunication Services	3.7

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.05%	0.94%
C	1.80	1.70
Y	0.80	0.70

NOTES TO CHARTS

1	Prior to 2/15/08 performance of Class A shares is that of the predecessor fund, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/19/08), performance is that of the predecessor fund, restated to reflect the higher net expenses and sales loads of Class C shares. Prior to the inception of Class Y shares (2/19/08), performance is that of the predecessor fund.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

5	Morningstar Long-Short Equity Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objective, risks, charges and expenses. Visit ngam.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2011 through December 31, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY FUND	BEGINNING ACCOUNT VALUE 7/1/2011	ENDING ACCOUNT VALUE 12/31/2011	EXPENSES PAID DURING PERIOD* 7/1/2011 – 12/31/2011
Class A
Actual	$1,000.00	$1,004.20	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Class C
Actual	$1,000.00	$1,000.40	$8.57
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class Y
Actual	$1,000.00	$1,005.50	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70% and 0.70% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2011

Gateway Fund

Shares	Description	Value (†)

Common Stocks — 99.0% of Net Assets
	Aerospace & Defense — 2.6%
507,836	Boeing Co. (The)(b)	$37,249,771
158,067	Goodrich Corp.(b)	19,552,888
455,135	Honeywell International, Inc.(b)	24,736,587
404,545	Raytheon Co.(b)	19,571,887
551,922	United Technologies Corp.(b)	40,339,979

		141,451,112

	Air Freight & Logistics — 1.0%
748,373	United Parcel Service, Inc., Class B(b)	54,773,420

	Auto Components — 0.0%
162,452	Cooper Tire & Rubber Co.(b)	2,275,952

	Automobiles — 0.2%
1,226,979	Ford Motor Co.(b)(c)	13,202,294

	Beverages — 2.5%
1,078,575	Coca-Cola Co. (The)(b)	75,467,893
865,211	PepsiCo, Inc.(b)	57,406,750

		132,874,643

	Biotechnology — 1.2%
537,802	Amgen, Inc.(b)	34,532,267
128,705	Biogen Idec, Inc.(b)(c)	14,163,985
321,745	Gilead Sciences, Inc.(b)(c)	13,169,023
61,711	Human Genome Sciences, Inc.(b)(c)	456,044
298,241	PDL BioPharma, Inc.(b)	1,849,094

		64,170,413

	Capital Markets — 1.6%
884,969	Charles Schwab Corp. (The)(b)	9,964,751
378,265	Eaton Vance Corp.(b)	8,942,185
319,253	Goldman Sachs Group, Inc. (The)(b)	28,870,049
668,770	Legg Mason, Inc.(b)	16,083,918
1,038,932	Morgan Stanley(b)	15,719,041
70,571	TD Ameritrade Holding Corp.(b)	1,104,436
193,641	Waddell & Reed Financial, Inc., Class A(b)	4,796,488

		85,480,868

	Chemicals — 2.0%
989,890	Dow Chemical Co. (The)(b)	28,469,236
819,271	E.I. du Pont de Nemours & Co.(b)	37,506,226
455,194	Eastman Chemical Co.(b)	17,779,878
126,239	Monsanto Co.(b)	8,845,567
416,346	Olin Corp.(b)	8,181,199
312,996	RPM International, Inc.(b)	7,684,052

		108,466,158

	Commercial Banks — 2.5%
169,647	Associated Banc-Corp(b)	1,894,957
130,602	FirstMerit Corp.(b)	1,976,008

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2011

Gateway Fund – (continued)

Shares	Description	Value (†)

	Commercial Banks — continued
175,126	Old National Bancorp(b)	$2,040,218
12,125	Toronto-Dominion Bank (The)(b)	907,071
1,309,144	U.S. Bancorp(b)	35,412,345
3,266,567	Wells Fargo & Co.(b)	90,026,587

		132,257,186

	Commercial Services & Supplies — 0.5%
313,917	Avery Dennison Corp.(b)	9,003,139
76,741	Deluxe Corp.(b)	1,746,625
252,002	R.R. Donnelley & Sons Co.(b)	3,636,389
433,025	Waste Management, Inc.(b)	14,164,248

		28,550,401

	Communications Equipment — 2.2%
2,354,708	Cisco Systems, Inc.(b)	42,573,121
189,614	Motorola Mobility Holdings, Inc.(b)(c)	7,357,023
222,381	Motorola Solutions, Inc.(b)	10,294,016
31,156	Plantronics, Inc.(b)	1,110,400
993,073	QUALCOMM, Inc.(b)	54,321,093

		115,655,653

	Computers & Peripherals — 4.1%
456,144	Apple, Inc.(b)(c)	184,738,320
422,716	Dell, Inc.(b)(c)	6,184,335
127,517	EMC Corp.(b)(c)	2,746,716
1,104,906	Hewlett-Packard Co.(b)	28,462,379

		222,131,750

	Consumer Finance — 0.6%
357,575	American Express Co.(b)	16,866,813
587,193	Discover Financial Services(b)	14,092,632

		30,959,445

	Containers & Packaging — 0.1%
116,207	Sonoco Products Co.(b)	3,830,183

	Distributors — 0.3%
289,418	Genuine Parts Co.(b)	17,712,382

	Diversified Financial Services — 2.9%
3,606,010	Bank of America Corp.(b)	20,049,415
1,065,880	Citigroup, Inc.(b)	28,043,303
77,652	CME Group, Inc., Class A(b)	18,921,463
2,510,111	JPMorgan Chase & Co.(b)	83,461,191
169,784	NYSE Euronext(b)	4,431,362

		154,906,734

	Diversified Telecommunication Services — 3.7%
3,719,000	AT&T, Inc.(b)	112,462,560
1,343,912	Frontier Communications Corp.(b)	6,921,147
2,052,974	Verizon Communications, Inc.(b)	82,365,317

		201,749,024

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2011

Gateway Fund – (continued)

Shares	Description	Value (†)

	Electric Utilities — 1.9%
2,006,558	Duke Energy Corp.(b)	$44,144,276
78,779	Hawaiian Electric Industries, Inc.(b)	2,086,068
1,028,039	Pepco Holdings, Inc.(b)	20,869,192
585,922	Progress Energy, Inc.(b)	32,823,350

		99,922,886

	Electrical Equipment — 0.6%
546,701	Emerson Electric Co.(b)	25,470,800
100,018	Hubbell, Inc., Class B(b)	6,687,203

		32,158,003

	Electronic Equipment, Instruments & Components — 0.4%
1,097,688	Corning, Inc.(b)	14,247,990
265,407	TE Connectivity Ltd.(b)	8,177,190

		22,425,180

	Energy Equipment & Services — 2.2%
236,602	Baker Hughes, Inc.(b)	11,508,321
59,772	CARBO Ceramics, Inc.(b)	7,371,681
20,844	Diamond Offshore Drilling, Inc.(b)	1,151,840
740,312	Halliburton Co.(b)	25,548,167
486,848	Patterson-UTI Energy, Inc.(b)	9,727,223
854,363	Schlumberger Ltd.(b)	58,361,537
125,788	Tidewater, Inc.(b)	6,201,348

		119,870,117

	Food & Staples Retailing — 1.8%
863,089	CVS Caremark Corp.(b)	35,196,769
185,500	SUPERVALU, Inc.(b)	1,506,260
968,359	Wal-Mart Stores, Inc.(b)	57,869,134

		94,572,163

	Food Products — 1.5%
795,128	ConAgra Foods, Inc.(b)	20,991,379
1,285,453	Kraft Foods, Inc., Class A(b)	48,024,524
751,063	Sara Lee Corp.(b)	14,210,112

		83,226,015

	Gas Utilities — 0.8%
66,195	AGL Resources, Inc.(b)	2,797,401
190,728	National Fuel Gas Co.(b)	10,600,662
250,900	Oneok, Inc.(b)	21,750,521
132,988	WGL Holdings, Inc.(b)	5,880,729

		41,029,313

	Health Care Equipment & Supplies — 1.3%
423,230	Baxter International, Inc.(b)	20,941,420
499,003	Boston Scientific Corp.(b)(c)	2,664,676
127,513	Covidien PLC(b)	5,739,360
39,971	Intuitive Surgical, Inc.(b)(c)	18,506,973
537,335	Medtronic, Inc.(b)	20,553,064

		68,405,493

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2011

Gateway Fund – (continued)

Shares	Description	Value (†)

	Health Care Providers & Services — 2.1%
512,451	Aetna, Inc.(b)	$21,620,308
193,975	Coventry Health Care, Inc.(b)(c)	5,891,021
169,921	HCA Holdings, Inc.(b)(c)	3,743,359
314,649	Medco Health Solutions, Inc.(b)(c)	17,588,879
842,419	UnitedHealth Group, Inc.(b)	42,693,795
114,280	Universal Health Services, Inc., Class B(b)	4,440,921
262,071	WellPoint, Inc.(b)	17,362,204

		113,340,487

	Health Care Technology — 0.0%
61,384	Quality Systems, Inc.(b)	2,270,594

	Hotels, Restaurants & Leisure — 1.9%
715,082	International Game Technology(b)	12,299,410
70,467	Las Vegas Sands Corp.(b)(c)	3,011,055
812,641	McDonald’s Corp.(b)	81,532,271
56,179	Tim Hortons, Inc.(b)	2,720,187
271,449	Wendy’s Co. (The)(b)	1,454,967
18,597	Wynn Resorts Ltd.(b)	2,054,783

		103,072,673

	Household Durables — 0.8%
578,219	Leggett & Platt, Inc.(b)	13,322,166
571,545	Newell Rubbermaid, Inc.(b)	9,230,452
70,877	Toll Brothers, Inc.(b)(c)	1,447,308
220,249	Tupperware Brands Corp.(b)	12,327,336
101,757	Whirlpool Corp.(b)	4,828,370

		41,155,632

	Household Products — 2.0%
209,806	Colgate-Palmolive Co.(b)	19,383,976
215,142	Kimberly-Clark Corp.(b)	15,825,846
1,116,096	Procter & Gamble Co. (The)(b)	74,454,764

		109,664,586

	Industrial Conglomerates — 2.3%
334,013	3M Co.(b)	27,298,882
5,104,766	General Electric Co.(b)	91,426,359
156,132	Tyco International Ltd.(b)	7,292,926

		126,018,167

	Insurance — 2.6%
55,655	Aegon NV, NY Registered Shares, Sponsored ADR(b)(c)	223,733
174,754	Aflac, Inc.(b)	7,559,858
645,415	Allstate Corp. (The)(b)	17,690,825
166,580	American International Group, Inc.(b)(c)	3,864,656
95,694	AON Corp.(b)	4,478,479
295,389	Arthur J. Gallagher & Co.(b)	9,877,808
200,487	Berkshire Hathaway, Inc., Class B(b)(c)	15,297,158
445,567	Fidelity National Financial, Inc., Class A(b)	7,097,882
44,781	Kemper Corp.(b)	1,308,053

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2011

Gateway Fund – (continued)

Shares	Description	Value (†)

	Insurance — continued
469,592	Lincoln National Corp.(b)	$9,119,477
487,587	Marsh & McLennan Cos., Inc.(b)	15,417,501
92,225	Mercury General Corp.(b)	4,207,305
517,797	Old Republic International Corp.(b)	4,799,978
164,474	Principal Financial Group, Inc.(b)	4,046,061
313,424	Travelers Cos., Inc. (The)(b)	18,545,298
724,875	XL Group PLC(b)	14,330,779

		137,864,851

	Internet & Catalog Retail — 0.7%
208,386	Amazon.com, Inc.(b)(c)	36,071,617

	Internet Software & Services — 2.5%
245,969	Akamai Technologies, Inc.(b)(c)	7,939,879
66,697	AOL, Inc.(b)(c)	1,007,125
22,652	Baidu, Inc., Sponsored ADR(b)(c)	2,638,278
743,541	eBay, Inc.(b)(c)	22,551,599
141,419	Google, Inc., Class A(b)(c)	91,342,532
198,866	VeriSign, Inc.(b)	7,103,494

		132,582,907

	IT Services — 4.2%
683,334	Automatic Data Processing, Inc.(b)	36,906,869
159,578	Broadridge Financial Solutions, Inc.(b)	3,598,484
337,430	Cognizant Technology Solutions Corp., Class A(b)(c)	21,700,123
256,064	Fidelity National Information Services, Inc.(b)	6,808,742
560,768	International Business Machines Corp.(b)	103,114,020
32,426	Lender Processing Services, Inc.(b)	488,660
813,267	Paychex, Inc.(b)	24,487,469
144,379	Visa, Inc., Class A(b)	14,658,800
848,956	Western Union Co.(b)	15,501,937

		227,265,104

	Leisure Equipment & Products — 0.4%
393,969	Eastman Kodak Co.(b)(c)	255,883
735,373	Mattel, Inc.(b)	20,413,954

		20,669,837

	Machinery — 3.3%
275,627	Caterpillar, Inc.(b)	24,971,806
325,407	Cummins, Inc.(b)	28,642,324
335,578	Deere & Co.(b)	25,956,958
556,489	Eaton Corp.(b)	24,223,966
234,835	Parker Hannifin Corp.(b)	17,906,169
108,640	Pentair, Inc.(b)	3,616,626
106,186	Snap-on, Inc.(b)	5,375,135
175,366	SPX Corp.(b)	10,569,309
429,890	Stanley Black & Decker, Inc.(b)	29,060,564
194,217	Timken Co. (The)(b)	7,518,140

		177,840,997

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of December 31, 2011

Gateway Fund – (continued)

Shares	Description	Value (†)

	Media — 2.4%
697,127	News Corp., Class B(b)	$12,673,769
345,030	Omnicom Group, Inc.(b)	15,381,437
262,771	Time Warner Cable, Inc.(b)	16,704,353
765,095	Time Warner, Inc.(b)	27,650,533
70,387	Virgin Media, Inc.(b)	1,504,874
1,534,816	Walt Disney Co. (The)(b)	57,555,600

		131,470,566

	Metals & Mining — 0.9%
1,389,057	Alcoa, Inc.(b)	12,015,343
95,487	Cia Siderurgica Nacional S.A., Sponsored ADR(b)	781,084
318,097	Freeport-McMoRan Copper & Gold, Inc.(b)	11,702,788
386,415	Gerdau S.A., Sponsored Preference ADR(b)	3,017,901
284,859	Nucor Corp.(b)	11,271,871
183,041	Southern Copper Corp.(b)	5,524,177
62,688	Steel Dynamics, Inc.(b)	824,347
117,586	Worthington Industries, Inc.(b)	1,926,059

		47,063,570

	Multi Utilities — 2.0%
624,100	Ameren Corp.(b)	20,676,433
250,369	CenterPoint Energy, Inc.(b)	5,029,913
540,450	Consolidated Edison, Inc.(b)	33,524,113
279,813	Integrys Energy Group, Inc.(b)	15,160,268
135,552	OGE Energy Corp.(b)	7,687,154
775,455	Public Service Enterprise Group, Inc.(b)	25,597,770

		107,675,651

	Multiline Retail — 1.1%
433,906	J.C. Penney Co., Inc.(b)	15,251,796
738,733	Macy’s, Inc.(b)	23,772,428
394,421	Nordstrom, Inc.(b)	19,606,668
2,455	Sears Holdings Corp.(b)(c)	78,020
48,500	Target Corp.(b)	2,484,170

		61,193,082

	Oil, Gas & Consumable Fuels — 9.7%
806,873	Chesapeake Energy Corp.(b)	17,985,199
1,186,496	Chevron Corp.(b)	126,243,174
62,273	CNOOC Ltd., ADR(b)	10,877,848
980,675	ConocoPhillips(b)	71,461,787
212,338	CONSOL Energy, Inc.(b)	7,792,805
2,434,304	ExxonMobil Corp.(b)	206,331,607
664,926	Occidental Petroleum Corp.(b)	62,303,566
414,688	Southwestern Energy Co.(b)(c)	13,245,135
124,543	StatoilHydro ASA, Sponsored ADR(b)	3,189,546
56,148	Total S.A., Sponsored ADR(b)	2,869,724

		522,300,391

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of December 31, 2011

Gateway Fund – (continued)

Shares	Description	Value (†)

	Paper & Forest Products — 0.4%
710,543	MeadWestvaco Corp.(b)	$21,280,763

	Personal Products — 0.2%
478,177	Avon Products, Inc.(b)	8,353,752

	Pharmaceuticals — 6.8%
1,011,990	Abbott Laboratories(b)	56,904,198
189,937	Bristol-Myers Squibb Co.(b)	6,693,380
273,463	Eli Lilly & Co.(b)	11,365,122
254,197	GlaxoSmithKline PLC, Sponsored ADR(b)	11,599,009
1,339,523	Johnson & Johnson(b)	87,845,918
1,988,263	Merck & Co., Inc.(b)	74,957,515
5,316,612	Pfizer, Inc.(b)	115,051,484

		364,416,626

	Professional Services — 0.1%
67,252	Dun & Bradstreet Corp.(b)	5,032,467

	REITs — Diversified — 0.6%
1,079,747	Duke Realty Corp.(b)	13,010,951
679,828	Liberty Property Trust(b)	20,993,089

		34,004,040

	REITs — Healthcare — 0.7%
122,701	Healthcare Realty Trust, Inc.(b)	2,281,011
455,357	Senior Housing Properties Trust(b)	10,218,211
429,136	Ventas, Inc.(b)	23,658,268

		36,157,490

	REITs — Mortgage — 0.3%
895,873	Annaly Capital Management, Inc.(b)	14,298,133
47,890	Hatteras Financial Corp.(b)	1,262,859

		15,560,992

	REITs — Office Property — 0.2%
436,313	Mack-Cali Realty Corp.(b)	11,645,194

	Road & Rail — 0.5%
1,333,389	CSX Corp.(b)	28,081,172

	Semiconductors & Semiconductor Equipment — 2.5%
726,190	Advanced Micro Devices, Inc.(b)(c)	3,921,426
57,352	Altera Corp.(b)	2,127,759
273,165	Analog Devices, Inc.(b)	9,773,844
134,949	Applied Materials, Inc.(b)	1,445,304
10,582	First Solar, Inc.(b)(c)	357,248
2,674,271	Intel Corp.(b)	64,851,072
274,728	Linear Technology Corp.(b)	8,250,082
45,482	Maxim Integrated Products, Inc.(b)	1,184,351
380,751	Microchip Technology, Inc.(b)	13,946,909
374,839	NVIDIA Corp.(b)(c)	5,195,268
527,324	Texas Instruments, Inc.(b)	15,350,402
197,251	Xilinx, Inc.(b)	6,323,867

		132,727,532

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2011

Gateway Fund – (continued)

Shares	Description	Value (†)

	Software — 3.7%
568,169	Activision Blizzard, Inc.(b)	$6,999,842
323,438	Adobe Systems, Inc.(b)(c)	9,143,593
262,973	Autodesk, Inc.(b)(c)	7,975,971
4,272,823	Microsoft Corp.(b)	110,922,485
2,227,969	Oracle Corp.(b)	57,147,405
361,045	Symantec Corp.(b)(c)	5,650,354

		197,839,650

	Specialty Retail — 2.8%
192,593	Abercrombie & Fitch Co., Class A(b)	9,406,242
404,803	American Eagle Outfitters, Inc.(b)	6,189,438
222,024	Best Buy Co., Inc.(b)	5,188,701
183,146	Foot Locker, Inc.(b)	4,366,201
233,424	Gap, Inc. (The)(b)	4,330,015
1,250,912	Home Depot, Inc. (The)(b)	52,588,340
502,290	Limited Brands, Inc.(b)	20,267,402
830,594	Lowe’s Cos., Inc.(b)	21,080,476
110	Orchard Supply Hardware Stores Corp., Class A(c)	—
446,146	RadioShack Corp.(b)	4,332,078
306,882	Tiffany & Co.(b)	20,334,001
75,024	TJX Cos., Inc. (The)(b)	4,842,799

		152,925,693

	Thrifts & Mortgage Finance — 0.2%
145,055	Capitol Federal Financial, Inc.(b)	1,673,935
945,396	New York Community Bancorp, Inc.(b)	11,694,548

		13,368,483

	Tobacco — 2.3%
1,332,405	Altria Group, Inc.(b)	39,505,808
860,626	Philip Morris International, Inc.(b)	67,541,929
347,970	Reynolds American, Inc.(b)	14,412,917
181,294	Vector Group Ltd.(b)	3,219,782

		124,680,436

	Trading Companies & Distributors — 0.1%
130,960	GATX Corp.(b)	5,717,714

	Wireless Telecommunication Services — 0.2%
186,329	Clearwire Corp., Class A(b)(c)	361,478
309,510	Vodafone Group PLC, Sponsored ADR(b)	8,675,566

		9,037,044

	Total Common Stocks (Identified Cost $3,604,748,205)	5,330,406,548

Preferred Stocks — 0.0%
	Specialty Retail — 0.0%
110	Orchard Supply Hardware Stores Corp., Series A(c) (Identified Cost $254)	—

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2011

Gateway Fund – (continued)

Contracts	Description	Value (†)

Purchased Options — 0.4%
	Index Options — 0.4%
12,876	On S&P 500 Index, Put expiring January 21, 2012 at 1100	$1,545,120
8,765	On S&P 500 Index, Put expiring January 21, 2012 at 1125	1,709,175
6,499	On S&P 500 Index, Put expiring February 18, 2012 at 1075	4,094,370
7,587	On S&P 500 Index, Put expiring February 18, 2012 at 1100	6,221,340
6,138	On S&P 500 Index, Put expiring February 18, 2012 at 1125	6,567,660

	Total Purchased Options (Identified Cost $86,896,504)	20,137,665

Principal Amount
Short-Term Investments — 4.9%
$262,748,971	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2011 at 0.000% to be repurchased at $262,748,971 on 1/03/2012 collateralized by $265,380,000 U.S. Treasury Note, 0.625% due 7/15/2014 valued at $268,008,629 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $262,748,971)	262,748,971

	Total Investments — 104.3% (Identified Cost $3,954,393,934)(a)	5,613,293,184
	Other assets less liabilities — (4.3)%	(230,970,245)

	Net Assets — 100.0%	$5,382,322,939

Contracts
Written Options — (4.8%)
	Index Options — (4.8%)
5,292	On S&P 500 Index, Call expiring January 21, 2012 at 1175	$(46,013,940)
4,954	On S&P 500 Index, Call expiring January 21, 2012 at 1200	(32,225,770)
4,933	On S&P 500 Index, Call expiring January 21, 2012 at 1225	(22,173,835)
5,185	On S&P 500 Index, Call expiring January 21, 2012 at 1250	(14,336,525)
5,292	On S&P 500 Index, Call expiring February 18, 2012 at 1200	(41,092,380)
11,274	On S&P 500 Index, Call expiring February 18, 2012 at 1225	(67,023,930)
4,935	On S&P 500 Index, Call expiring March 17, 2012 at 1225	(34,520,325)

	Total Written Options (Premiums Received $259,474,558)	$(257,386,705)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2011, the net unrealized appreciation on investments based on a cost of $3,955,340,583 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,735,519,389
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(77,566,788)

	Net unrealized appreciation	$1,657,952,601

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2011

Gateway Fund – (continued)

(b)	All or a portion of this security has been pledged as collateral for outstanding call options.
(c)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	9.7%
Pharmaceuticals	6.8
IT Services	4.2
Computers & Peripherals	4.1
Diversified Telecommunication Services	3.7
Software	3.7
Machinery	3.3
Diversified Financial Services	2.9
Specialty Retail	2.8
Aerospace & Defense	2.6
Insurance	2.6
Beverages	2.5
Semiconductors & Semiconductor Equipment	2.5
Internet Software & Services	2.5
Commercial Banks	2.5
Media	2.4
Industrial Conglomerates	2.3
Tobacco	2.3
Energy Equipment & Services	2.2
Communications Equipment	2.2
Health Care Providers & Services	2.1
Household Products	2.0
Chemicals	2.0
Multi Utilities	2.0
Other Investments, less than 2% each	23.5
Short-Term Investments	4.9

Total Investments	104.3
Other assets less liabilities (including written options)	(4.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  16

Statement of Assets and Liabilities

December 31, 2011

ASSETS
Investments at cost	$3,954,393,934
Net unrealized appreciation	1,658,899,250

Investments at value	5,613,293,184
Receivable for Fund shares sold	26,168,125
Dividends receivable	10,468,342
Tax reclaims receivable	4,534

TOTAL ASSETS	5,649,934,185

LIABILITIES
Options written, at value (premiums received $259,474,558) (Note 2)	257,386,705
Payable for Fund shares redeemed	6,953,962
Management fees payable (Note 6)	2,415,091
Deferred Trustees’ fees (Note 6)	170,241
Administrative fees payable (Note 6)	209,977
Other accounts payable and accrued expenses	475,270

TOTAL LIABILITIES	267,611,246

NET ASSETS	$5,382,322,939

NET ASSETS CONSIST OF:
Paid-in capital	$5,132,752,756
Distributions in excess of net investment income	(170,240)
Accumulated net realized loss on investments, options written and foreign currency transactions	(1,411,246,680)
Net unrealized appreciation on investments and options written	1,660,987,103

NET ASSETS	$5,382,322,939

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,208,166,507

Shares of beneficial interest	83,635,236

Net asset value and redemption price per share	$26.40

Offering price per share (100/94.25 of net asset value) (Note 1)	$28.01

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$258,509,141

Shares of beneficial interest	9,820,719

Net asset value and offering price per share	$26.32

Class Y shares:
Net assets	$2,915,647,291

Shares of beneficial interest	110,465,123

Net asset value, offering and redemption price per share	$26.39

See accompanying notes to financial statements.

17  |

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends	$138,570,176
Less net foreign taxes withheld	(94,030)

138,476,146

Expenses
Management fees (Note 6)	34,294,699
Service and distribution fees (Note 6)	8,325,311
Administrative fees (Note 6)	2,456,468
Trustees’ fees and expenses (Note 6)	97,956
Transfer agent fees and expenses (Note 6)	3,733,419
Audit and tax services fees	67,581
Custodian fees and expenses	133,913
Legal fees	71,555
Registration fees	351,810
Shareholder reporting expenses	290,115
Miscellaneous expenses	156,182

Total expenses	49,979,009
Less waiver and/or expense reimbursement (Note 6)	(4,785,395)

Net expenses	45,193,614

Net investment income	93,282,532

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(19,053,540)
Options written	80,193,351
Foreign currency transactions	362
Net change in unrealized appreciation (depreciation) on:
Investments	(43,303,928)
Options written	43,804,620

Net realized and unrealized gain on investments, options written and foreign currency transactions	61,640,865

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$154,923,397

See accompanying notes to financial statements.

|  18

Statement of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$93,282,532	$78,826,130
Net realized gain (loss) on investments, options written and foreign currency transactions	61,140,173	(335,057,665)
Net change in unrealized appreciation (depreciation) on investments and options written	500,692	493,098,897

Net increase in net assets resulting from operations	154,923,397	236,867,362

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(36,924,214)	(39,524,788)
Class C	(2,308,396)	(2,185,861)
Class Y	(52,577,384)	(36,447,815)

Total distributions	(91,809,994)	(78,158,464)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	121,415,183	355,839,055

Net increase in net assets	184,528,586	514,547,953
NET ASSETS
Beginning of the year	5,197,794,353	4,683,246,400

End of the year	$5,382,322,939	$5,197,794,353

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(170,240)	$(143,450)

See accompanying notes to financial statements.

19  |

This Page Intentionally Left Blank

|  20

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Class A*
12/31/2011	$26.06	$0.44	$0.33	$0.77	$(0.43)	$—	$(0.43)
12/31/2010	25.25	0.40	0.81	1.21	(0.40)	—	(0.40)
12/31/2009	24.17	0.49	1.06	1.55	(0.47)	—	(0.47)
12/31/2008	28.64	0.55	(4.49)	(3.94)	(0.53)	—	(0.53)
12/31/2007	27.04	0.53	1.61	2.14	(0.54)	—	(0.54)
Class C
12/31/2011	25.98	0.24	0.33	0.57	(0.23)	—	(0.23)
12/31/2010	25.18	0.21	0.80	1.01	(0.21)	—	(0.21)
12/31/2009	24.11	0.30	1.07	1.37	(0.30)	—	(0.30)
12/31/2008**	27.76	0.35	(3.57)	(3.22)	(0.43)	—	(0.43)
Class Y
12/31/2011	26.06	0.50	0.32	0.82	(0.49)	—	(0.49)
12/31/2010	25.24	0.47	0.81	1.28	(0.46)	—	(0.46)
12/31/2009	24.17	0.54	1.06	1.60	(0.53)	—	(0.53)
12/31/2008**	27.76	0.56	(3.56)	(3.00)	(0.59)	—	(0.59)

*	As of the close of business on February 15, 2008, the Fund acquired the assets and liabilities of Gateway Fund (the “Predecessor Fund”), a series of The Gateway Trust, an Ohio business trust, in exchange for Class A shares of the Fund pursuant to a plan of reorganization approved by the Predecessor Fund shareholders on January 18, 2008 (the “Acquisition”). Prior to the Acquisition, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund and therefore information for the periods prior to and including February 15, 2008 relates to the Predecessor Fund.
**	From commencement of Class operations on February 19, 2008 through December 31, 2008.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

21  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (e)	Net investment income (%) (e)	Portfolio turnover rate (%)

$26.40	2.99	$2,208,167	0.94	1.04	1.67	3
26.06	4.83	2,403,629	0.94	1.05	1.59	7
25.25	6.57	2,784,865	0.94	1.05	2.05	11
24.17	(13.92)	3,142,574	0.94	1.03	2.05	38
28.64	7.94	4,278,699	0.94	0.94	1.91	5

26.32	2.21	258,509	1.70	1.79	0.91	3
25.98	4.03	273,779	1.70	1.80	0.84	7
25.18	5.78	238,997	1.70	1.80	1.24	11
24.11	(11.74)	173,869	1.70	1.83	1.57	38

26.39	3.20	2,915,647	0.70	0.79	1.92	3
26.06	5.13	2,520,386	0.70	0.80	1.86	7
25.24	6.83	1,659,385	0.70	0.78	2.25	11
24.17	(11.03)	1,402,090	0.70	0.78	2.45	38

See accompanying notes to financial statements.

|  22

Notes to Financial Statements

December 31, 2011

1.  Organization.  Gateway Fund (the “Fund”) is the sole series of Gateway Trust (the “Trust”), and is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series.

The Fund is a diversified investment company.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price

23  |

Notes to Financial Statements (continued)

December 31, 2011

(“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Exchange-traded index options are valued at the average of the closing bid and ask quotations. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees. As of December 31, 2011, purchased options were fair valued at $20,137,665 and written options were fair valued at $257,386,705.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date basis for daily net asset value calculation. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received

|  24

Notes to Financial Statements (continued)

December 31, 2011

from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the fiscal year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  The Fund’s investment strategy makes use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. The Fund writes (sells) index call options and purchases index put options.

When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or the Fund enters into a closing

25  |

Notes to Financial Statements (continued)

December 31, 2011

purchase transaction. When an index call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When the Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or the Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid.

e.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of December 31, 2011 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, distributions in excess of current earnings and return of capital and capital gain distributions from REITs. Permanent book and tax basis differences relating to

|  26

Notes to Financial Statements (continued)

December 31, 2011

shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to wash sales, REIT basis adjustments, deferred Trustees’ fees, and option contracts mark to market.

Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2011 and 2010, was as follows:

2011 Distributions Paid From:			2010 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$ 91,809,994	$—	$91,809,994	$78,158,464	$—	$78,158,464

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Total undistributed earnings	—

Capital loss carryforward:
Short-term:
Expires December 31, 2014	(76,322,989)
Expires December 31, 2017	(1,005,056,628)
Expires December 31, 2018	(393,591,402)

Total capital loss carryforward	(1,474,971,019)
Unrealized appreciation	1,724,711,441

Total accumulated earnings	$249,740,422

Capital loss carryforward utilized in the current year	$69,414,415

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

27  |

Notes to Financial Statements (continued)

December 31, 2011

Additionally, capital losses realized in taxable years beginning after effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

g.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  28

Notes to Financial Statements (continued)

December 31, 2011

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$5,330,406,548	$—	$—	$5,330,406,548
Preferred Stocks(a)	—	—	—	—
Purchased Options(a)	—	20,137,665	—	20,137,665
Short-Term Investments	—	262,748,971	—	262,748,971

Total	$5,330,406,548	$282,886,636	$—	$5,613,293,184

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(257,386,705)	$—	$(257,386,705)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

In May, 2011, Accounting Standard Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of March 31, 2012 for the Fund, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Fund’s financial statements.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include written index call options and purchased index put options.

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options and purchasing index put options. Writing

29  |

Notes to Financial Statements (continued)

December 31, 2011

index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the year ended December 31, 2011, written index call options and purchased index put options were used in accordance with this objective.

The following is a summary of derivative instruments for the Fund as of December 31, 2011:

Statement of Assets and Liabilities Caption	Equity Contracts
Assets
Investments at value*	$20,137,665
Liabilities
Options written, at value	(257,386,705)

*	Represents purchased options, at value.

Transactions in derivative instruments for the Fund during the year ended December 31, 2011 were as follows:

Statement of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$(84,518,398)
Options written	80,193,351
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	(35,376,909)
Options written	43,804,620

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

|  30

Notes to Financial Statements (continued)

December 31, 2011

The volume of options activity for the Fund, as a percentage of investments in common stocks, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2011:

Gateway Fund*	Call Options Written	Put Options Purchased
Average Notional Amount Outstanding	99.00%	94.17%
Highest Notional Amount Outstanding	99.26%	99.26%
Lowest Notional Amount Outstanding	98.54%	65.53%
Notional Amount Outstanding as of December 31, 2011	98.77%	98.77%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500 Index.

Notional amounts outstanding at the end of the prior period are included in the averages above.

The following is a summary of the Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at 12/31/2010	40,622	$150,321,823
Options written	358,949	1,456,436,147
Options terminated in closing purchase transactions	(357,386)	(1,346,258,622)
Options expired	(320)	(1,024,790)

Outstanding at 12/31/2011	41,865	$259,474,558

5.  Purchases and Sales of Securities.  For the year ended December 31, 2011, purchases and sales of securities (excluding short-term investments) were $294,237,211 and $174,959,080, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to the Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.65% of the first $5 billion of the Fund’s average daily net assets and 0.60% of the Fund’s average daily net assets in excess of $5 billion, calculated daily and payable monthly.

Gateway Advisers has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until April 30, 2012 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

31  |

Notes to Financial Statements (continued)

December 31, 2011

For the year ended December 31, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class Y
0.94%	1.70%	0.70%

Gateway Advisers shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fee or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2011, the management fees and waiver of management fees for the Fund were as follows:

Gross Management Fees	Waiver of Management Fees [1]	Net Management Fees	Percentage of Average Daily Net Assets
			Gross	Net
$ 34,294,699	$3,932,556	$30,362,143	0.65%	0.57%

[1]	Management fee waiver is subject to possible recovery until December 31, 2012.

For the year ended December 31, 2011, Class A expenses have been reimbursed in the amount of $227,515. This expense reimbursement is subject to possible recovery until December 31, 2012.

No expenses were recovered during the year ended December 31, 2011 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”) (formerly Natixis Distributors, L.P.), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C

|  32

Notes to Financial Statements (continued)

December 31, 2011

shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2011, the Fund paid the following service and distribution fees:

Service Fees		Distribution Fees
Class A	Class C	Class C
$ 5,687,869	$659,361	$1,978,081

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) (formerly Natixis Asset Management Advisors, L.P.), provides certain administrative services for the Fund and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

Prior to May 1, 2011, NGAM Advisors had voluntarily agreed to limit its administrative services fees attributable to the Fund to an amount not to exceed on an annual basis $300,000 plus the sub-administration expenses attributable to the Fund. This voluntary agreement has been terminated.

For the year ended December 31, 2011, the Fund paid the following administrative fees to NGAM Advisors:

Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
$2,456,468	$625,324	$1,831,144

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with

33  |

Notes to Financial Statements (continued)

December 31, 2011

the Fund’s transfer agent. Accordingly, the Fund agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. NGAM Distribution pays the remainder of the fees.

For the year ended December 31, 2011, the Fund paid $2,571,063 in sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statement of Operations.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2011 amounted to $648,555.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for the Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in aggregate, a retainer fee at the annual rate of $95,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger

|  34

Notes to Financial Statements (continued)

December 31, 2011

International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 21, 2011, the commitment fee was 0.15% per annum.

For the year ended December 31, 2011, the Fund had no borrowings under these agreements.

8.  Broker Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included in realized gains in the Statement of Operations.

For the year ended December 31, 2011, amounts rebated under these agreements amounted to $16,066.

9.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	22,895,031	$600,002,451	28,133,631	$710,428,849
Issued in connection with the reinvestment of distributions	1,297,048	33,720,514	1,393,835	35,296,119
Redeemed	(32,778,036)	(857,266,915)	(47,609,312)	(1,202,780,192)

Net change	(8,585,957)	$(223,543,950)	(18,081,846)	$(457,055,224)

Class C
Issued from the sale of shares	2,196,254	$57,428,598	4,041,174	$101,731,006
Issued in connection with the reinvestment of distributions	59,368	1,539,062	51,651	1,306,529
Redeemed	(2,971,180)	(77,574,562)	(3,049,442)	(76,863,139)

Net change	(715,558)	$(18,606,902)	1,043,383	$26,174,396

35  |

Notes to Financial Statements (continued)

December 31, 2011

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class Y
Issued from the sale of shares	54,213,182	$1,423,629,302	58,377,257	$1,479,687,500
Issued in connection with the reinvestment of distributions	1,092,042	28,378,464	945,591	23,982,011
Redeemed	(41,568,470)	(1,088,441,731)	(28,336,696)	(716,949,628)

Net change	13,736,754	$363,566,035	30,986,152	$786,719,883

Increase (decrease) from capital share transactions	4,435,239	$121,415,183	13,947,689	$355,839,055

10.  Subsequent Event.  Effective January 1, 2012, the name of the Fund’s administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. and the name of the Fund’s distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P.

11.  Potential Loss Contingency.  The Fund has been named as a defendant, and could be included in a defendant class, along with other financial institutions and individuals, in two separate actions brought by a bankruptcy trustee seeking to recover as fraudulent transfers amounts the Fund, and others, received in connection with a merger involving a company formerly held in the Fund’s portfolio of investments. The Fund received $9,525,600 in connection with the merger. Presently, it has been determined that it is reasonably possible that an outcome unfavorable to the Fund could result from either or both of these cases; however, a reasonable estimate of the amount of potential loss to the Fund cannot be made at this time.

|  36

Report of Independent Registered Public Accounting Firm

To the Trustees of Gateway Trust and Shareholders of Gateway Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gateway Fund, the sole series of Gateway Trust (the “Fund”), at December 31, 2011, and the results of its operations and the changes in its net assets for the periods indicated and the financial highlights for each of the periods from December 31, 2008 through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2007 were audited by another independent registered public accounting firm whose report dated February 11, 2008 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2012

37  |

2011 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  100% of the dividends distributed by the Fund during the fiscal year ended December 31, 2011 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket.

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2011, 100% of dividends distributed by the Gateway Fund qualify for the dividends received deduction for corporate shareholders.

|  38

Trustees and Officer Information

The tables below provide certain information regarding the trustees and officers of Gateway Trust (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee since 2007 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee from 2007 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

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Trustees and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Daniel M. Cain (1945)	Trustee since 2007 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

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Trustees and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since June 2007 Trustee since 2007 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

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Trustees and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2007 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustees and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2007	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2007	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

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Trustees and Officer Information

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since June 2007	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, Assistant Secretary, and Anti-Money Laundering Officer since June 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since June 2007	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

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Trustees and Officer Information

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/10 – 12/31/10	1/1/11– 12/31/11	1/1/10 – 12/31/10	1/1/11– 12/31/11	1/1/10 – 12/31/10	1/1/11– 12/31/11	1/1/10 – 12/31/10	1/1/11– 12/31/11
Gateway Trust	$56,000	$56,800	$2,545	$977	$8,026	$8,120	$—	$—

1.	Audit-related fees consist of:

2010 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory matters.

2011 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2010 – review of the Registrant’s tax returns, consulting services with respect to potential investment strategy and consulting services related to new Massachusetts filing requirements.

2011 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2010 and 2011 were $10,571 and $9,097, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and entities controlling, controlled by or under common control with Gateway Investment Advisers, LLC (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/10 – 12/31/10	1/1/11– 12/31/11	1/1/10 – 12/31/10	1/1/11– 12/31/11	1/1/10 – 12/31/10	1/1/11– 12/31/11
Control Affiliates	$12,000	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/10 – 12/31/10	1/1/11– 12/31/11
Control Affiliates	$17,200	$57,000

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2012

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 23, 2012